Fees Summary	Oct. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,610.00
Total Offset Amount	2,610.00
Net Fee	$ 0.00